UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FITLIFE BRANDS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

FITLIFE BRANDS, INC.

5214 S. 136th Street

Omaha, Nebraska 68137

(402) 991-5618

June 26, 2026

Dear Stockholders of FitLife Brands, Inc.:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of FitLife Brands, Inc. (the “Company”), which will be held at the offices of the Company located at 5214 S. 136th Street, Omaha, Nebraska, on August 11, 2026, at 9:00 a.m., local time.

The accompanying proxy statement (the “Proxy Statement”) details information regarding the Annual Meeting, including a description of the proposals to be considered by stockholders at the Meeting and instructions for submitting your vote. To conserve environmental resources and prevent unnecessary corporate expense, we are using the “Notice and Access” method of providing proxy materials to you via the Internet pursuant to the regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”). We believe this process will provide you with a convenient and efficient way to access your proxy materials and vote your shares. On or about June 26, 2026, we will mail to our stockholders a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the Proxy Statement and submit your vote. The Notice will also contain instructions on how to receive a paper copy of your proxy materials. In addition to the Proxy Statement, we have also made available a copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2025 (the “Annual Report”) with the Proxy Statement, which we encourage you to read. It includes our audited financial statements and provides important information about our business.

Your vote is very important to us. Regardless of whether you plan to attend the Annual Meeting in person, please read the accompanying Proxy Statement and then vote by Internet, telephone or mail as promptly as possible. Please refer to the Notice for instructions on submitting your vote. Voting promptly will save us additional expense in soliciting proxies and will ensure that your shares are represented at the Annual Meeting. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. Voting at the Annual Meeting will supersede any votes previously cast.

Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Dayton Judd Chief Executive Officer and Chairman

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote by Internet, telephone or mail as promptly as possible. Submitting your vote assures that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Annual Meeting may vote in person, even if he or she has returned a proxy.

FITLIFE BRANDS, INC.

5214 S. 136th Street

Omaha, Nebraska 68137

(402) 991-5618

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 11, 2026

Dear Stockholders of FitLife Brands, Inc.:

We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of FitLife Brands, Inc. (the “Company”), a Nevada corporation, which will be held at the offices of the Company located at 5214 S. 136th Street, Omaha, Nebraska, on August 11, 2026, at 9:00 a.m., local time, for the following purposes:

1.	to elect five directors to our Board of Directors, each to serve until our next Annual Meeting of Stockholders or until their respective successor is elected and qualified;

2.	to ratify the appointment of Weinberg & Company, P.A. as our independent auditors for the fiscal year ending December 31, 2026; and

3.	such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These matters are more fully discussed in the attached proxy statement (“Proxy Statement”).

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”). We believe this method is efficient, expedites our stockholders’ safe receipt of proxy materials, conserves natural resources, and significantly reduces the Company’s overall cost for the Annual Meeting. On or about June 26, 2026, we will mail a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. The Notice contains instructions for accessing the Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2025 (the “Annual Report”), via the Internet, as well as Annual Meeting voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report are both available on the Internet at: https://vote.colonialstock.com/ftlf2026.

The close of business on June 15, 2026 (the “Record Date”) has been fixed as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A complete list of these stockholders will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, 5214 S. 136th Street, Omaha, Nebraska 68137, during normal business hours for a period of ten days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by Internet, telephone or mail so that your shares may be represented and voted at the Annual Meeting. For instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received by postal mail or, if you requested to receive printed proxy materials, your enclosed proxy card. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors unanimously recommends that you vote “FOR” each of the Director nominees identified in Proposal No. 1, and “FOR” Proposal No. 2, each of which are described in detail in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 11, 2026:

THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT: HTTPS://VOTE.COLONIALSTOCK.COM/FTLF2026.

By Order of the Board of Directors,

Omaha, Nebraska	Dayton Judd
June 26, 2026	Chief Executive Officer and Chairman

FITLIFE BRANDS, INC.

5214 S. 136th Street

Omaha, Nebraska 68137

(402) 991-5618

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of FitLife Brands, Inc., a Nevada corporation (the “Company”), for use at the 2026 Annual Meeting of Stockholders (“Annual Meeting”) to be held on August 11, 2026, at 9:00 a.m. local time, and at any adjournment or postponement thereof, at the offices of the Company located at 5214 S. 136th Street, Omaha, Nebraska.

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”). We believe this method is efficient, expedites our stockholders’ safe receipt of proxy materials, conserves natural resources, and significantly reduces the Company’s overall cost for the Annual Meeting. On or about June 26, 2026, we will mail a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. The Notice contains instructions for accessing the Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2025 (the “Annual Report”), via the Internet, as well as Annual Meeting voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report are both available on the Internet at: https://vote.colonialstock.com/FTLF2026.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting are described in more detail in this Proxy Statement.  Stockholders of record at the close of business on June 15, 2026 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 9,391,072 shares of common stock, $0.01 par value per share (“Common Stock”), issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Annual Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the Chairman (or other person presiding at the Annual Meeting) may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors.	For the five nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present in person or by proxy and entitled to vote will be elected.

Proposal No. 2: Ratification of Appointment of Auditors.

To ratify the appointment of Weinberg & Company, P.A. as our independent auditors for the fiscal year ending December 31, 2026, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal.

Abstentions and Broker Non-Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Under Nevada law and our Bylaws, each matter (other than the election of directors) requires the affirmative vote of the majority of votes cast by stockholders present or represented by proxy (meaning the number of shares voted “FOR” a proposal must exceed the number of shares “AGAINST” such proposal). Abstentions and broker non-votes are not considered votes cast and, therefore, do not have any effect on the outcome of these matters.

Proxies

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of five directors nominated by our Board, (ii) FOR the ratification of the appointment of Weinberg & Company, P.A. as our independent auditors for fiscal year 2026, and (iii) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing with our Corporate Secretary at our principal executive offices at 5214 S. 136th Street, Omaha, Nebraska 68137, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting alone will not revoke your proxy.  If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, as well as the preparation and posting on the Internet of this Proxy Statement, the Company’s Annual Report and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by email, telephone and mail.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors shall consist of not less than one, nor more than nine directors, and that upon any change in the number of directors, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board of Directors or by stockholders. The Company’s Board of Directors currently consists of five directors.

Five directors are nominated for election at the Annual Meeting to serve until our next annual meeting of stockholders, or until her or his successor is duly elected and qualified. Each nominee has confirmed that they will be able and willing to continue serving as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors.

Upon recommendation of the Board of Directors, the Board of Directors has nominated the following directors for election at our Annual Meeting:

Dayton Judd	Seth Yakatan
Chairman and Chief Executive Officer	Independent Director

Grant Dawson	Shannon Pappas
Independent Director	Independent Director

Matthew Lingenbrink
Independent Director

Required Vote and Recommendation

The election of directors shall be elected by a plurality of the votes cast (meaning the five nominees receiving the highest number of shares voted “FOR” their election will be elected). “WITHHOLD” votes and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the election of the nominees. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of Messrs. Judd, Dawson, Yakatan and Lingenbrink, and Ms. Pappas.

BOARD OF DIRECTORS

The following sections set forth certain information regarding the nominees for election as directors of the Company. There are no family relationships between any of the directors and the Company’s executive officers.

Name	Age	Title
Dayton Judd	54	Chief Executive Officer and Chairman
Grant Dawson	57	Director
Matthew Lingenbrink	44	Director
Shannon Pappas	52	Director
Seth Yakatan	55	Director

Each of the Company’s executive officers and directors will hold office until their successors are duly elected and qualified.  The background and principal occupations of each director nominee are as follows:

Dayton Judd has served as a director of the Company since June 2017, is currently the Chairman of the Company’s Board of Directors and began serving as the Company’s Chief Executive Officer on February 18, 2018. Mr. Judd is the founder and Managing Partner of Sudbury Capital Management (“Sudbury”). Prior to founding Sudbury, Mr. Judd worked from 2007 through 2011 as a Portfolio Manager at Q Investments, a multi-billion dollar hedge fund in Fort Worth, Texas. Prior to Q Investments, he worked with McKinsey & Company from 1996 through 1998, and again from 2000 through 2007. He graduated from Brigham Young University in 1995 with a Bachelor’s Degree, summa cum laude, and a Master’s Degree, both in accounting. He also earned an M.B.A. with high distinction from Harvard Business School in 2000, where he was a Baker Scholar. Mr. Judd is a Certified Public Accountant. He currently serves on the Board of Directors of LifeVantage Corp (Nasdaq: LFVN) and Optex Systems Holdings Inc. (Nasdaq: OPXS).

The Company’s Nominating and Corporate Governance Committee believes that Mr. Judd’s significant experience in investing in microcap companies, together with his substantial ownership position in the Company’s Common Stock, assists the Board of Directors in the management of the Company and setting goals and objectives to build stockholder value.

Grant Dawson has served as a director of the Company since November 2013 and was from 2014 to 2026 a Portfolio Manager of Fixed Income Investments for Polar Asset Management Partners (“Polar”). Mr. Dawson brings more than 20 years of experience in finance and has significant board-level experience in corporate governance for public companies. Prior to Polar, he was Managing Director of Fixed Income Investments for Manulife Asset Management, a subsidiary of Manulife Financial Corporation and Vice President and Lead Analyst responsible for corporate debt ratings with Dominion Bond Rating Agency. Prior to that, Mr. Dawson held various senior management positions in credit management and corporate finance with Nortel and in equity research with Dain Rauscher Ltd. Mr. Dawson earned an M.B.A. from the SMU Cox School of Business, a B.Comm in Finance from the University of Windsor, and holds the Chartered Financial Analyst designation. Additionally, Mr. Dawson is a member of the Institute of Corporate Directors and holds the ICD.D designation.

The Company’s Nominating and Corporate Governance Committee believes that Mr. Dawson’s extensive expertise and knowledge regarding corporate finance and investment banking matters, as well as corporate governance, provides the Company with valuable insight.

Matthew Lingenbrink has served as a director of the Company since August 2024 and currently leads the marketing organization of Interstate Batteries as Vice President, Marketing and E-commerce since April 2024. Prior to his time at Interstate Batteries, he held various roles leading corporate strategy, business development, and route-to-market at Keurig Dr Pepper Inc., and its predecessor Dr Pepper Snapple Group, from August 2017 to April 2024. Prior to that, Mr. Lingenbrink worked with Bain & Company from September 2007 to August 2017, consulting with large clients across the consumer packaged goods industry and other industries on growth strategy, corporate diligence, and post-merger integration. Mr. Lingenbrink received his Bachelor’s Degree and a Master’s Degree in Accounting from Brigham Young University and earned an M.B.A. from Harvard Business School.

The Company’s Nominating and Corporate Governance Committee believes that Mr. Lingenbrink’s broad experience with consumer products strategy, marketing, and distribution will provide management and the Board of Directors with valuable perspectives relating to enhancing the value of the Company’s brands.

Shannon Pappas has served as a director of the Company since April 2025. Ms. Pappas has over 25 years of experience driving growth and value creation across beauty, skincare, health, fitness, and consumer products, with significant expertise in scaling direct-to-consumer and omnichannel businesses, digital transformation, and commercial operations for both public and private companies. She currently serves as President, Consumer at Viome, where she leads the Company’s consumer business. Previously, Ms. Pappas served as Consumer President and Head of Digital Commerce at Beauty Industry Group from March 2023 to January 2025. Prior to that, she served as President of The Proactiv Company, where she led the business, including commercial operations, finance, and market expansion, and oversaw the Company’s sale to Taro Pharmaceuticals. Earlier in her career, she held leadership roles at Beachbody LLC and the International Sports Sciences Association. She began her career in strategy roles at The Wonderful Company and Boston Consulting Group.

The Company’s Nominating and Corporate Governance Committee believes that Ms. Pappas’s 25 years of experience in the health, fitness, and consumer goods, including her experience with strategic growth, digital commerce and market expansion, will provide management and the Board of Directors with valuable perspectives relating to the strategic growth and market expansion opportunities for the Company.

Seth Yakatan has served as a director of the Company since September 2015, and as a Partner of Katan Associates, Inc., a corporate strategy and finance advisory group, since April 2001. Prior to joining the Company’s Board of Directors, Mr. Yakatan served as a director for iSatori, Inc. from September 2014 until the completion of the Company’s acquisition of iSatori. Prior to founding Katan Associates, Inc. in 2001, Mr. Yakatan worked in merchant banking at the Union Bank of California, N.A. in the Specialized Lending Media and Telecommunications Group, and as a venture capital analyst with Ventana Growth Funds and Sureste Venture Management. Mr. Yakatan holds an M.B.A. in Finance from the University of California, Irvine, and a Bachelor of Arts in History and Public Affairs from the University of Denver.

The Company’s Nominating and Corporate Governance Committee believes that Mr. Yakatan’s 25 years of experience as a life sciences business development and corporate finance professional, including actively supporting small cap and major companies in achieving corporate, financing, and asset monetization objectives, provides the Board of Directors with valuable guidance and expertise based on his extensive knowledge and understanding of banking matters.

CORPORATE GOVERNANCE, BOARD COMPOSITION AND BOARD COMMITTEES

Term of Office

Pursuant to our Bylaws, each member of the Board serves from the date they are duly elected and qualified, until the Company’s following annual meeting of stockholders or until their death, resignation or removal from office.

Board Member Independence

The Board believes that a majority of its members are independent directors. The Board has determined that, with the exception of Mr. Judd who also serves as the Company’s Chief Executive Officer, all directors are independent as defined by the rules and regulations of the Nasdaq Capital Market.

Board Structure

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chair of the Board, as the Board believes it is in the best interest of the Company and its stockholders to make that determination based on the position and direction of the Company and the membership of the Board, from time to time. Currently, Mr. Judd serves as both the Chief Executive Officer and as Chair of the Board. At this time, the Board believes that these combined roles are beneficial to both the daily operations of the Company and the strategic perspective of the Board.

Board Risk Oversight

Our Board administers its oversight function through both regular and special meetings and by frequent telephonic and written communications with our senior management. A key element of these reviews is gathering and assessing information relating to risks of our business. All businesses are exposed to risks, including unanticipated or undesired events or outcomes that could impact an enterprise’s strategic objectives, organizational performance and stockholder value. A fundamental part of risk management is not only understanding such risks that are specific to our business but also understanding what steps management is taking to manage those risks and what level of risk is appropriate. In setting our business strategy, our Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk.

Although our Board has the ultimate oversight responsibility for our risk management process, various committees of our Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and the assessments of risks reflected in audit reports. Legal and regulatory compliance risks are also reviewed by our Audit Committee. Risks related to our compensation programs are reviewed by the Compensation Committee. Our Board is advised by the committees of significant risks and management’s response via periodic updates.

Board Meetings

The Board held six meetings during the year ended December 31, 2025, supplemented by additional discussions by and among a majority of the Board, and actions effectuated by unanimous written consent in lieu of a formal motion and vote during an official meeting. In 2025, incumbent directors attended 100% of the aggregate number of meetings of the Board and the standing committees of the Board of Directors of which such director was a member. The Board also holds independent executive sessions without members of management on an as-needed basis.

Board Committees and Charters

The Board has three standing committees, which consists of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board appoints the members and committee chair of each committee (based upon the recommendation of the Nominating and Corporate Governance Committee). Each independent director also serves as a member of the standing committees of the Board. Copies of each committee charter are available upon request to the Company’s Corporate Secretary at 5214 S. 136th Street, Omaha, Nebraska 68137.

Board Committees and Charters

Audit Committee

Members:	Matthew Lingenbrink (Chair) Grant Dawson Shannon Pappas Seth Yakatan

Number of Meetings Held:	The Audit Committee held four meetings during 2025 and handled other matters via unanimous written consent or in Board meetings.

Functions:

The Audit Committee assists the Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy it that the accountants are independent of management.

Independence

The members of the Audit Committee each meet the independence standards established by the Nasdaq Capital Market and by the SEC for audit committees. In addition, the Board has determined that Messrs. Dawson and Lingenbrink each satisfy the definition of an “audit committee financial expert” under SEC rules and regulations. These designations do not impose any duties, obligations or liabilities on Messrs. Dawson and Lingenbrink that are greater than those generally imposed on them as members of the Audit Committee and the Board, and their designation as audit committee financial experts does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Compensation Committee

Members:	Grant Dawson (Chair) Matthew Lingenbrink Shannon Pappas Seth Yakatan

Number of Meetings Held:	The Compensation Committee held one meeting during 2025 and handled other matters via unanimous written consent or in Board meetings.

Functions:

The Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers our stock option plans and employee stock purchase plan.

Independence

We believe that the composition of our Compensation Committee meets the criteria for independence under, and the functioning of our Compensation Committee complies with, the applicable requirements of the Sarbanes-Oxley Act of 2002 and current SEC rules and regulations.

Nominating and Corporate Governance Committee

Members:	Seth Yakatan (Chair) Grant Dawson Matthew Lingenbrink Shannon Pappas

Number of Meetings Held:	The Nominating and Corporate Governance Committee held one meeting during 2025 and handled other matters via unanimous written consent or in Board meetings.

Functions:

The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board of Directors regarding director candidates and the size and composition of the Board and its committees. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

Independence

We believe that the composition of our Nominating and Corporate Governance Committee meets the criteria for independence under, and the functioning of our Nominating and Corporate Governance Committee complies with, the applicable requirements of the Sarbanes-Oxley Act of 2002 and current SEC rules and regulations.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2025, management believes that all necessary reports were filed in a timely manner, other than one late Form 5 filed by Mr. Yakatan for the year ended December 31, 2025, and all filings are current as of the date of this filing.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our executive officers, directors and employees, which sets forth the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any stockholder requesting a copy in writing from the Company. A form of the Code of Business Conduct and Ethics is filed with the SEC as Exhibit 14.1 to Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Insider Trading Policy

We have adopted an Insider Trading and Unauthorized Disclosure Policy (“Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, employees, and consultants and contractors to the Company, designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A form of the Insider Trading Policy is filed with the SEC as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors, and no member is an employee or former employee of the Company. None of our executive officers serve on the compensation committee (or its equivalent) or board of directors of another entity where one of our Compensation Committee members is an executive officer.

Indemnification of Officers and Directors

As permitted by Nevada law, the Company will indemnify its directors and officers against expense and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

Exclusion of Liability

The Nevada Business Corporation Act excludes personal liability for directors for monetary damages based upon any violation of their fiduciary duties as directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, acts in violation of the Nevada Business Corporation Act, or any transaction from which a director receives an improper personal benefit. This exclusion of liability does not limit any right that a director may have to be indemnified and does not affect any director's liability under federal or applicable state securities laws.

Stockholder Communications with the Board of Directors

Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to: Board of Directors, c/o Corporate Secretary, FitLife Brands, Inc., 5214 S. 136th Street, Omaha, Nebraska 68137.

All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company. Members of the Board of Directors are not required to attend our Annual Meetings of Stockholders.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF

WEINBERG & COMPANY, P.A. TO SERVE AS OUR

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

The Board of Directors has appointed Weinberg & Company, P.A. (“Weinberg”) as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

The Board of Directors may terminate the appointment of Weinberg as the Company’s independent registered public accounting firm without the approval of the stockholders whenever the Board of Directors deems such termination necessary or appropriate.

Representatives of Weinberg will be present at the Annual Meeting, or available by telephone, and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

	Year ended December 31,
	2025	2024
Audit fees	$438,000	$232,000
Audit-related fees	7,700	4,000
Tax fees	-	-
All other fees	-	-
Total	$445,700	$236,000

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees”; (iii) “tax fees” are fees for professional services rendered by an external consultant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees”, “audit-related fees”, and “tax fees”.

Audit Fees

For the fiscal year ended December 31, 2025 and 2024, audit fees were approximately $438,000 and $232,000, respectively.

Audit-related Fees

For the fiscal year ended December 31, 2025 and 2024, audit-related fees were approximately $7,700 and $4,000, respectively.

Tax Fees

For the fiscal year ended December 31, 2025 and 2024, the Company did not retain Weinberg for any tax services.

All Other Fees

For the fiscal year ended December 31, 2025 and 2024, the Company did not retain Weinberg for other services.

Audit Committee Pre-Approval Policies and Procedures

Under the SEC’s rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence. The Commission’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. Accordingly, 100% of audit services and non-audit services described in this proposal were pre-approved by the Audit Committee.

There were no hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Required Vote and Recommendation

Ratification of the selection of Weinberg & Company, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of votes cast, either present or represented by proxy (meaning the number of shares voted “FOR” this Proposal must exceed the number of shares voted “AGAINST” this Proposal). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this Proposal. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Weinberg & Company, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2026.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Weinberg & Company, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent registered certified public accountants are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 with the Company’s management and its independent registered certified public accountants. The Audit Committee met privately with the independent registered certified public accountants and discussed issues deemed significant by the independent registered certified public accountants, including those matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). In addition, the Audit Committee has received the written disclosures from the independent registered certified public accountants required by the applicable requirements of the Public Company Accounting Oversight Board and discussed with the independent registered certified public accountants their independence from the Company.

Based upon the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Audit Committee Matthew Lingenbrink (Chairman) Grant Dawson Shannon Pappas Seth Yakatan

The information contained above under the caption “Report of the Audit Committee of the Board of Directors” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

EXECUTIVE OFFICERS

The following table sets forth information regarding the executive officers of the Company:

Name	Age	Title
Dayton Judd	54	Chief Executive Officer
Ryan Hansen	38	President
Jakob York	49	Chief Financial Officer
Patrick Ryan	47	Chief Retail Officer
Jenna Sinnett	47	Chief Operating Officer

The Chief Executive Officer and other officers of the Company hold their respective offices at the discretion of the Board.

Dayton Judd. The background and principal occupations of Mr. Judd is set forth above in Proposal No. 1.

Ryan Hansen joined the Company as Executive Vice President in November 2023 and has served as President since May 2026. Prior to joining the Company, he served as Chief Operating Officer at Pearl Street Dental Partners ("Pearl Street"), a private equity backed dental platform headquartered in Dallas, TX, from February 2021 to June 2023. Prior to Pearl Street, Mr. Hansen worked at Bain & Company from July 2017 to February 2021. He earned an M.B.A. with distinction from Harvard Business School in 2017. Prior to receiving his M.B.A., he worked at Worthington Industries (NYSE: WOR) in Product Management and Business Analyst roles from 2012 to 2015. Mr. Hansen graduated with Bachelor’s and Master’s Degrees in Accounting from Brigham Young University in 2012.

Jakob York has served as the Company’s Chief Financial Officer since he joined the Company in August 2022.  Prior to joining FitLife, he served as Controller for Greenidge Generation Holdings (“Greenidge”, Nasdaq: GREE). Prior to Greenidge, Mr. York worked in various controller and financial reporting capacities, primarily at Allied Motion Technologies (now Allient Inc. Nasdaq: ALNT).  Prior to joining Allied Motion, he worked at Pricewaterhouse Coopers as an auditor from 2002 to 2007.  Mr. York received both his Bachelor’s Degree and a Master’s Degree in Accounting from Brigham Young University.  Mr. York is a Certified Public Accountant.

Patrick Ryan has served as the Company’s Chief Retail Officer since his appointment in June 2016. He brings over 23 years of experience in the retail and wholesale business both domestically and internationally. Since February 2009, Mr. Ryan served as the Company’s Vice President of Sales during which time he oversaw multiple retail and wholesale branches and worked collaboratively with key members of management to drive strategic initiatives in sales, employee training and the overall growth of the Company. Prior to that, he served in various sales positions of increasing responsibility since joining the Company in 2004. Mr. Ryan received his Bachelor of Science Degree in Public Relations from Kansas State University.

Jenna Sinnett has served as the Company’s Chief Operating Officer since her appointment in October 2015. She brings over 20 years of operations experience in the wholesale business, managing domestic inventories, regulatory compliance, and product management. In 2012, Ms. Sinnett was appointed Vice President of Supply Chain where she controlled all matters tied to procurement, including inventory management, logistics, and vendor relations. Over the course of her tenure, she has held senior Project Management positions in both wholesale and contract manufacturing environments. Ms. Sinnett received both her Bachelor of Science Degree and Master of Science Degree in Exercise Science from the University of Nebraska Omaha.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any of the Company’s executive officers or directors during the past ten years.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation paid to the Company’s Chief Executive Officer and the Company’s two most highly compensated executive officers other than its Chief Executive Officer who were serving as executive officers as of December 31, 2025 and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”).

Name and principal position	Year	Salary	Bonus	Stock awards	Stock option awards(1)	All other compensation(2)	Total
Dayton Judd	2025	$418,769	$180,000	$-	$-	$-	$598,769
Chief Executive Officer and Chair of the Board	2024	$398,000	$180,000	$-	$-	$-	$578,000

Ryan Hansen	2025	$266,000	$80,000	$-	$-	$-	$346,500
Executive Vice President	2024	$253,692	$50,000	$-	$-	$-	$303,692

Jakob York	2025	$233,077	$50,000	$-	$35,240	$-	$318,317
Chief Financial Officer	2024	$219,615	$45,000	$-	$29,200	$-	$293,815

(1)

The amounts in this column represent the grant date fair value of stock option awards computed in accordance with FASB guidance, excluding the effect of estimated forfeitures under which the Named Executive Officer has the right to purchase, subject to vesting, shares of the Company’s Common Stock.

(2)	Amounts reflect commissions paid to the Named Executive Officer.

Employment Arrangements

Dayton Judd. Dayton Judd currently serves as the Company’s Chief Executive Officer. Effective August 29, 2024, the Board approved an increase of Mr. Judd’s salary from $390,000 to $416,000. Effective September 5, 2025, the Board approved an increase of Mr. Judd’s salary from $416,000 to $425,000. Mr. Judd serves as an at-will employee without a formal employment agreement.

Ryan Hansen. Ryan Hansen joined the Company as Executive Vice President on November 27, 2023 with an annual base salary of $250,000. Upon joining the Company, Mr. Hansen received options to acquire 222,000 shares of Common Stock with an exercise price of $9.60, with one-third of the options vested immediately, and the remainder vesting in two equal annual installments thereafter. Effective August 29, 2024, the Board approved an increase of Mr. Hansen’s base salary from $250,000 to $262,000, and effective September 5, 2025, the Board approved an increase of Mr. Hansen’s salary from $262,000 to $275,000.

On May 18, 2026, the Board appointed Mr. Hansen as President of the Company, and approved an increase of Mr. Hansen’s salary from $275,000 to $300,000. In connection with Mr. Hansen’s appointment as President, Mr. Hansen received (i) options to acquire 75,000 shares of Common Stock with an exercise price of $10.50, with one-third of the options to vest on the one-year anniversary of the grant date, and the remainder vesting in equal increments on each of the second and third anniversary thereafter, and (ii) 50,000 performance stock units (“PSUs”). The PSUs will vest on such date that the 30-day volume weighted average price ("VWAP") for shares of the Company’s Common Stock meets or exceeds $20.00, and expire on the fifth anniversary of the grant date if not then vested. Mr. Hansen serves as an at-will employee without a formal employment agreement.

Jakob York. Jakob York currently serves as the Company’s Chief Financial Officer. Effective August 29, 2024, the Board approved an increase of Mr. York’s salary from $215,000 to $230,000. Effective September 5, 2025, the Board approved an increase of Mr. York’s salary from $230,000 to $240,000. In August 2024 and August 2025, Mr. York was granted options to purchase 4,000 shares at exercise prices of $16.60 and $18.73, respectively. Mr. York serves as an at-will employee without a formal employment agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised options and stock that had not vested and equity incentive awards held by each of the Named Executive Officers outstanding as of December 31, 2025:

	Grant date	Number of securities underlying unexercised options - exercisable		Number of securities underlying unexercised options - unexercisable	Equity incentive plan awards: Number of underlying unexercised unearned options	Option exercise price	Option expiration date

Dayton Judd	7/31/2018	430,400		-	-	$0.35	7/31/2028
Chief Executive	2/5/2021	112,000		-	-	$2.38	2/5/2031
Officer and Chairman

Ryan Hansen	11/27/2023	201,200	(1)	-	-	$9.60	11/27/2028
President

Jakob York	8/15/2022	20,000	(2)	-	-	$7.83	8/15/2027
Chief Financial Officer	8/15/2023	3,000	(3)	1,000	-	$9.08	8/15/2028
	8/29/2024	2,000	(4)	2,000	-	$16.60	8/29/2029
	9/5/2025	1,000	(5)	3,000	-	$18.73	9/5/2030

(1)	The stock options were fully vested on November 27, 2025.
(2)	The stock options were fully vested on August 15, 2025.
(3)	One-fourth of the stock options vested on the grant date of August 15, 2023, with the remainder vesting in three equal annual installments thereafter, becoming fully vested on August 15, 2026.
(4)	One-fourth of the stock options vested on the grant date of August 29, 2024, with the remainder vesting in three equal annual installments thereafter, becoming fully vested on August 29, 2027.
(5)	One-fourth of the stock options vested on the grant date of September 5, 2025, with the remainder vesting in three equal annual installments thereafter, becoming fully vested on September 5, 2028.

Description of Equity Compensation Plan

The 2019 Omnibus Incentive Plan (the “2019 Plan”) was adopted by the Board on July 3, 2019, as approved by a majority of the Company’s stockholders at the annual meeting of stockholders on August 16, 2019. The 2019 Plan reserves for issuance of 800,000 shares of the Company’s Common Stock as one of four types of equity incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, and (iv) stock units. The 2019 Plan permits the qualification of awards under the plan as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code. Upon becoming effective, the Plan replaced and no further awards were made under the Company’s 2010 Incentive Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2025, with respect to the shares of Common Stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements. The information includes the number of shares covered by and the weighted average exercise price of outstanding options and other rights and the number of shares remaining available for future grants, excluding the shares to be issued upon exercise of outstanding options and other rights.

	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders:	804,266	$3.88	260,000

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-Public Information

Option grants to employees, executive officers and non-employee directors are made by the Compensation Committee under the 2019 Plan from time to time, as determined by the Compensation Committee.  We do not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation at certain times. We do not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our Common Stock, and do not time the public release of such information based on award grant dates. The timing of any equity grants to executive officers or directors in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date).

During the year ended December 31, 2025, there were no equity grants made to our executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

PAY VERSUS PERFORMANCE

The following table presents certain information regarding compensation paid to the Company’s Principal Executive Officer (“PEO”) and other Named Executive Officers (“Other NEOs” or “Non-PEOs”), and certain measures of financial performance, for the years ended December 31, 2025, 2024 and 2023 The amounts shown below are calculated in accordance with Item 402(v) of Regulation S-K. The Compensation Committee believes that 2025 compensation decisions for the PEO and Non-PEOs are reflective of the firm’s overall operating, strategic, financial and stock price performance and thus aligned with shareholders.

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)	Average Summary Compensation Total for Non-PEO Named Executive Officers (2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (2)	Value of Initial $100 Investment based on Total Shareholder Return (3)	Net Income ($)

2025	$598,769	$598,769	$332,409	$369,574	$204	$6,326,000
2024	$578,000	$634,600	$299,823	$702,013	$204	$8,984,000
2023	$532,000	$637,120	$282,711	$282,711	$119	$5,296,000

(1)

Dayton Judd served as the Company’s PEO during the fiscal years presented. The following amounts were added and deducted from the Summary Compensation Table (“SCT”) amount to determine the compensation actually paid to the PEO in accordance with SEC regulations

Adjustments to Determine Compensation “Actually Paid”	2025	2024	2023
Deduction for Amount Reported under the “Stock Awards” column in the SCT	$-	$-	$-
Deduction for Amount Reported under the “Option Awards” column in the SCT	-	-	-
Increase for the Fair Value of Awards Granted during year that remain unvested as of year-end	-	-	-
Increase for the Fair Value of Awards Granted during year that remain vested as of year-end	-	-	-
Increase/deduction for Change in Fair Value from prior year-end to current year-end of Awards Granted prior to year-end that were outstanding and unvested as of year-end	-	-	86,980
Increase/deduction for Change in Fair Value from prior year-end to Vesting Date of Awards Granted prior to year-end that vested during year	-	56,600	18,140
Total Adjustments	$-	$56,600	$105,120

(2)

For the year ended December 31, 2025, Ryan Hansen and Jakob York were our other NEOs. The following amounts were added and deducted from the Average Summary Compensation Total amount to determine the average compensation actually paid to our other NEOs in accordance with SEC regulations:

Adjustments to Determine Average Compensation “Actually Paid”	2025	2024
Deduction for Amount Reported under the “Stock Awards” column in the SCT	$-	$-
Deduction for Amount Reported under the “Option Awards” column in the SCT	(17,620)	-
Increase for the Fair Value of Awards Granted during year that remain unvested as of year-end	(2,820)	-
Increase for the Fair Value of Awards Granted during year that remain vested as of year-end	(940)	-
Increase/deduction for Change in Fair Value from prior year-end to current year-end of Awards Granted prior to year-end that were outstanding and unvested as of year-end	(695)	192,400
Increase/deduction for Change in Fair Value from prior year-end to Vesting Date of Awards Granted prior to year-end that vested during year	59,240	209,790
Total Adjustments	$37,165	$402,190

(3)

Represents the cumulative shareholder return of a fixed investment of $100 made at the closing price of the Company’s Common Stock at December 31, 2022 for the measurement period beginning on such date and continuing through and including the end of the applicable fiscal year reflected in the table.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

PEO

From 2024 to 2025, compensation actually paid to the PEO decreased by $35,831 or 6%. Over the same period, the Company’s Total Shareholder Return was flat. Key factors that drove the decrease in pay during this period were fewer adjustments for options being measured based on the compensation actually paid calculation prescribed by the SEC.

Other NEOs

From 2024 to 2025, average compensation paid to the Other NEOs decreased by $332,740 or 10%. Over the same period, the Company’s Total Shareholder Return was flat. Key factors that drove the increase in pay during the previous period were the increases in the fair value of options to the Other NEOs, which did not occur in the current period.

Compensation Actually Paid and Net Income

Our Company has historically looked to net income as a performance measure for our executive compensation program. In fiscal 2025, our net income decreased $2.7 million, or 30%, as compared to fiscal 2024. The compensation actually paid for our PEO and non-PEOs decreased between 2024 and 2025.

Compensation Actually Paid and Cumulative Total Stockholder Return (“TSR”)

Historically we have not used financial performance measures such as TSR to align with compensation actually paid to our NEO’s. As described in more detail above, part of the compensation our NEO’s are eligible to receive consists of annual performance-based cash bonuses and equity awards that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

NON-EXECUTIVE DIRECTOR COMPENSATION

We currently have five directors, four of whom are considered independent. Non-independent directors who are also employees of the Company do not receive compensation for their services as a director on the Board. Prior to November 8, 2023, each of our non-employee directors were entitled to receive $40,000 per annum for their services on the Board pursuant to the Company’s current director compensation plan. Effective November 8, 2023, the compensation paid to our non-employee directors increased to $50,000 per annum (the “Retainer Amount”). The Director Stock Purchase Program adopted by the Board on August 29, 2024 requires that each Independent Director purchase shares of the Company’s Common Stock equal to 20% of the Retainer Amount received by each independent director (a “Purchase”), which Purchase may be made on either a quarterly or annual basis, provided that each Purchase is made either (i) in a transaction satisfying the requirements under the Company’s Insider Trading Policy, or (ii) pursuant to a plan adopted under Rule 10b5-1 under the Exchange Act.

The table below summarizes the compensation paid to our non-employee directors for the fiscal year ended December 31, 2025:

Name	Fees earned or paid in cash	Stock awards	Option awards	Total

Grant Dawson	$50,000	$-	$-	$50,000
Matthew Lingenbrink	$50,000	$-	$-	$50,000
Todd Ordal (1)	$16,667	$-	$-	$16,667
Shannon Pappas(2)	$33,333	$-	$-	$33,333
Seth Yakatan	$50,000	$-	$-	$50,000

(1)	Mr. Ordal resigned from the board effective April 25, 2025.
(2)	Ms. Pappas joined the board on April 25, 2025.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

There were no transactions between the Company and any of its directors, executive officers or any other related persons during the year ended December 31, 2025.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following tables set forth information regarding shares of our Common Stock beneficially owned as of June 22, 2026, by:

(i)	each of our officers and directors;

(ii)	all officers and directors as a group; and

(iii)

each person known by us to beneficially own five percent or more of the outstanding shares of our Common Stock. Percent ownership is calculated based on 9,391,072 shares of our Common Stock outstanding at June 22, 2026.

Beneficial Ownership of our Common Stock

Name and address of owner (1)	Title of class	Number of shares owned	Percentage of class

Executive Officers and Directors:

Dayton Judd, Chair and Chief Executive Officer (2)	Common Stock	5,831,058	58.7%

Ryan Hansen, Executive Vice President (3)	Common Stock	226,878	3.1%

Jakob York, Chief Financial Officer (4)	Common Stock	33,968	*

Jenna Sinnett, Chief Operating Officer (5)	Common Stock	15,200	*

Patrick Ryan, Chief Retail Officer	Common Stock	-	*

Grant Dawson	Common Stock	158,000	1.7%

Matthew Lingenbrink	Common Stock	8,800	*

Seth Yakatan	Common Stock	593	*

Shannon Pappas	Common Stock	-	*

All Officers and Directors as a group (nine persons)	Common Stock	6,274,497	61.7%

5% Stockholders:

Askeladden Capital Management, LLC (6)	Common Stock	498,041	5.3%
1452 Hughes Road, Suite 200 #582 Grapevine, Texas 76051

* Less than 1%

(1)	The address of each of the officers and directors is c/o FitLife Brands, Inc., 5214 S. 136th Street, Omaha, NE 68137.

(2)

Consists of 1,152,402 shares of Common Stock held by Mr. Judd personally, including shares in IRA accounts; 430,400 shares of Common Stock issuable upon the exercise of stock options at $0.35 per share, exercisable within 60 days of June 22, 2026; 112,000 shares of Common Stock issuable upon the exercise of stock options at $2.38 per share, exercisable within 60 days of June 22, 2026; and 4,136,256 shares of Common Stock held by Sudbury Holdings, LLC.

(3)

Consists of 25,678 shares of Common Stock held by Mr. Hansen personally, and 201,200 shares of Common Stock issuable upon the exercise of stock options at $9.60 per share, exercisable within 60 days of June 22, 2026.

(4)

Consists of 6,968 shares of Common Stock held by Mr. York in IRA accounts, 20,000 shares of Common Stock issuable upon the exercise of stock options at $7.83 per share exercisable within 60 days of June 22, 2026, 4,000 shares of Common Stock issuable upon the exercise of stock options at $9.08 per share exercisable within 60 days of June 22, 2026, 2,000 shares of Common Stock issuable upon the exercise of stock options at $16.60 per share exercisable within 60 days of June 22, 2026, and 1,000 shares of Common Stock issuable upon the exercise of stock options at $18.73 per share exercisable within 60 days of June 22, 2026.

(5)

Consists of 11,200 shares of Common Stock held by Ms. Sinnett personally, and 4,000 shares of Common Stock issuable upon the exercise of stock options at $16.60 per share, exercisable within 60 days of June 22, 2026.

(6)

Reported holdings based on Amendment No. 1 to Schedule 13G filed by Askeladden Capital Management, LLC (“Askeladden”) on February 14, 2025. As the investment adviser to separately managed accounts holding the securities reported herein, Askeladden may be deemed to beneficially own the securities reported herein. As managing member of Askeladden, Samir Patel may be deemed to beneficially own securities owned by Askeladden.

Changes in Control

The Company is not aware of any arrangements that may result in a change in control of the Company.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be presented at our 2027 Annual Meeting of Stockholders and included in our Proxy Statement and form of proxy relating to that annual meeting must be received by us at our principal executive offices at 5214 S. 136th Street, Omaha, Nebraska 68137, addressed to our Corporate Secretary, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting and must contain specific information concerning the matter to be brought before such meeting and concerning the stockholder proposing such matter. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Corporate Secretary at 5214 S. 136th Street, Omaha, Nebraska 68137, or by calling (402) 991-5618. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Notice, mailed to stockholders on or about June 26, 2026, contains instructions on how to access the Company’s Annual Report on Form 10-K for our fiscal year ended December 31, 2025. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please submit your vote by Internet, telephone or mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

By order of the Board of Directors,

Dayton Judd Chief Executive Officer and Chairman

FITLIFE BRANDS

Voting Instructions

You can vote by Internet or Telephone!

Instead of mailing your proxy, you may choose one of the three voting options outlined below.

FITLIFE BRANDS, INC
5214 S. 136th St
Omaha, NE 68137

«FName»
«Address12»
«Address3»
«COUNTRY»

VOTE BY INTERNET – https://vote.colonialstock.com/FTLF2026
You can view the FitLife Brands, Inc. Annual Report and Proxy Statement and submit your vote online at the website listed above up until 11:59 pm ET on 08/10/2026. You will need the control number below in order to do so.

- Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605

- You may vote by phone until 07:00 pm ET on 08/10/2026.
- Please have your notice and proxy card in hand when you call.

VOTE BY MAIL

- If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot to: 7840 S 700 E, Sandy, UT 84070
- Votes by mail must be received by 08/10/2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Control #: «ControlNumberExt»

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby appoints Dayton Judd and Jakob York, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.01 par value per share ("Shares") of FITLIFE BRANDS, INC. (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD AT THE OFFICES OF THE COMPANY LOCATED AT 5214 S. 136TH STREET, OMAHA, NEBRASKA on August 11, 2026, at 9:00 a. m., local time and directs that the Shares represented by this Proxy shall be voted as indicated below:

	For All	Withhold All	For All Except	To withhold authority to vote for any any individual nominee(s), mark "For All Except" and write the number(s of the nominee(s) on the line below.
1. Election of Directors Nominees: 1) Dayton Judd 2) Grant Dawson 3) Matt Lingenbrink 4) Seth Yakatan 5) Shannon Pappas	☐	☐	☐	________________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" Proposals 1 and 2. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no directions are indicated, this Proxies will have authority to vote "FOR" Proposals 1 and 2.

Please indicate if you plan to attend this Meeting. Yes ☐ No ☐

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date